SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 1999


                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                    0-121                23-1498399
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)         Identification No.)


2101 Blair Mill Road, Willow Grove, PA                    19090
(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code (215) 784-6000

Item 5. OTHER EVENTS

On June 14, 1999, Kulicke and Soffa Industries, Inc. ("the Company") increased its ownership interest in Flip Chip Technologies, Inc. ("FCT"), the Company's joint venture with Delco Electronics Corporation, from 51% to 73.6% by converting all of its outstanding loans to FCT and accrued interest totaling $32,832,000, into equity units of FCT. See the Company's Form 10-K for the fiscal year ended September 30, 1998 for historical financial information of FCT.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        KULICKE AND SOFFA INDUSTRIES, INC.


Date:   June 30, 1999                   By:  /s/ Clifford G. Sprague
                                             ---------------------------
                                             Clifford G. Sprague,
                                             Senior Vice President
                                             and Chief Financial Officer